                                                                    EXHIBIT 99.8

CASE NAME:         KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS

CASE NUMBER:       401-40789-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           ---------            -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING:   April 30, 2002
                                          --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:



/S/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------              -------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                          MAY 30, 2002
---------------------------------------              -------------------------
Printed Name of Responsible Party                               Date


PREPARER:


/S/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
---------------------------------------              -------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         MAY 30, 2002
---------------------------------------              -------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED              MONTH
ASSETS                                                            AMOUNT               Apr-02            MONTH              MONTH
------                                                          ----------            --------          -------            -------
1.  Unrestricted Cash (FOOTNOTE)                                  41,421                    0
2.  Restricted Cash
3.  Total Cash                                                    41,421                    0
4.  Accounts Receivable-Net (FOOTNOTE)                        17,545,859              314,759
5.  Inventory (FOOTNOTE)                                      27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                 236,697
8.  Other (Attach List)                                          303,392
9.  Total Current Assets                                      45,738,408              314,759
10. Property, Plant & Equipment                               22,049,500            9,739,582
11. Less: Accumulated Depreciation/Depletion                  (6,151,901)            (844,526)
12. Net Property, Plant & Equipment (FOOTNOTE)                15,897,599            8,895,056
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)           5,741,869              481,876
15. Other (Attach List)                                      100,961,429          124,215,962
16. Total Assets                                             168,339,305          133,907,653

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                          402,039
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                  1,705,946
23. Total Post Petition Liabilities                                                 2,107,985

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064           13,768,129
25. Priority Debt (FOOTNOTE)                                   1,412,879
26. Unsecured Debt                                            19,966,456           18,555,081
27. Other (Attach List)                                      243,205,150          245,005,024
28. Total Pre Petition Liabilities                           340,469,549          277,328,234
29. Total Liabilities                                        340,469,549          279,436,219

EQUITY

30. Pre Petition Owners' Equity                                                  (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                     (33,710,908)
32. Direct Charges To Equity (FOOTNOTE)                                            60,312,586
33. Total Equity                                                                 (145,528,566)
34. Total Liabilities and Equity                                                  133,907,653


This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:        KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:      401-40789-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                             SCHEDULED        MONTH
ASSETS                                                        AMOUNT          Apr-02            MONTH             MONTH
------                                                        ------          ------            -----             -----
A. Inventory Vendor Deposit                                  130,000
B. Leased Facility Deposit                                   173,392
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                 303,392                  0

A. Goodwill: Shepherd Products                             5,223,119
B. Goodwill: DARCO                                           518,750
C. Capitalized Lease                                                            481,876
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                    5,741,869            481,876

A. Intercompany Receivables (FOOTNOTE)                   100,961,429        124,215,962
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                            100,961,429        124,215,962

POST PETITION LIABILITIES
A. Accrued Liabilities                                                         588,787
B. Long Term Leases                                                          1,107,492
C. Accrued Interest: Bank                                                        9,667
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                     1,705,946

PRE PETITION LIABILITIES
A. Interco.Payables (FOOTNOTE)                           114,705,150        116,505,024
B. 10 3/8% Senior Sub. Notes                             105,000,000        105,000,000
C. Sr. Sub. Exchangeable Notes                            23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                   243,205,150        245,005,024

CASE NAME:    KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 2

CASE NUMBER:  401-40789-BJH-11


INCOME STATEMENT
                                                MONTH                                                  QUARTER
REVENUES                                        Apr-02            MONTH           MONTH                 TOTAL
--------                                        ------            -----           -----                 -----
1.   Gross Revenues                              0
2.   Less: Returns & Discounts
3.   Net Revenue                                 0

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold                    0
8.   Gross Profit

OPERATING EXPENSES

9.   Officer / Insider Compensation
10.  Selling & Marketing
11.  General & Administrative
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses                    0
15.  Income Before Non-Operating
     Income & Expense


OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)
18.  Interest Expense
19.  Depreciation / Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                 0

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses               0
27.  Income Tax
28.  Net Profit (Loss)                           0


This form     does x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 3

CASE NUMBER:    #REFI 401-40783-BJH-11

CASH RECEIPTS AND                        MONTH                                     QUARTER
DISBURSEMENTS                            Apr-02         MONTH         MONTH         TOTAL
-------------                            ------         -----         -----         -----
1.  Cash - Beginning Of Month                 SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month


This form _x__ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:     KEVCO DISTRIBUTION LP             SUPPLEMENT TO ACCRUAL BASIS -3
                                                 APRIL, 2002
CASE NUMBER:   401-40789-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                                        DIST LP     MFG         MGMT     HOLDING   COMP      KEVCO INC     TOTAL
                                                        -------     ---         ----     -------   ----      ---------     -----
 1. CASH-BEGINNING OF MONTH                                -      110,582     2,832,011     -       -              -     2,942,593

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                             -            -                                                        -
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                           -            -                                                        -
 4. POST PETITION                                                       -                                                        -

 5. TOTAL OPERATING RECEIPTS                               -            -             -     -       -              -             -

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                    -                                                        -
 7. SALE OF ASSETS                                                      -                                                        -
 8. OTHER                                                  -           19        15,742     -       -              -        15,761
     INTERCOMPANY TRANSFERS                                                           -     -                                    -
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                                                               15,742             -
             INTEREST INCOME                                           19

 9. TOTAL NON OPERATING RECEIPTS                           -           19        15,742     -       -              -        15,761

10. TOTAL RECEIPTS                                         -           19        15,742     -       -              -        15,761

11. CASH AVAILABLE                                         -      110,601     2,847,753     -       -              -     2,958,354

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                                  11,698                                     11,698
13. PAYROLL TAXES PAID                                                  -         6,934                                      6,934
14. SALES, USE & OTHER TAXES PAID                                       -                                                        -
15. SECURED/RENTAL/LEASES                                               -         4,820                                      4,820
16. UTILITIES                                                           -           170                                        170
17. INSURANCE                                                           -           898                                        898
18. INVENTORY PURCHASES                                                 -                                                        -
19. VEHICLE EXPENSE                                                     -                                                        -
20. TRAVEL                                                              -                                                        -
21. ENTERTAINMENT                                                       -                                                        -
22. REPAIRS & MAINTENANCE                                               -                                                        -
23. SUPPLIES                                                            -                                                        -
24. ADVERTISING                                                                                                                  -
25. OTHER                                                  -            8         2,638     -        -            -          2,646
          LOAN PAYMENTS                                                 -             -                                          -
             FREIGHT                                                    -                                                        -
             CONTRACT LABOR                                             -                                                        -
             401 K PAYMENTS                                             -                                                        -
             PAYROLL TAX ADVANCE ADP                                                                                             -
             WAGE GARNISHMENTS                                                                                                   -
             MISC.                                                      8         2,638                                      2,646

26. TOTAL OPERATING DISBURSEMENTS                          -            8        27,158     -       -              -        27,166

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             110,593                                                  110,593
28. US TRUSTEE FEES                                                     -         6,000                                      6,000
29. OTHER                                                                                                                        -
30. TOTAL REORGANIZATION EXPENSE                           -      110,593         6,000     -       -              -       116,593

31. TOTAL DISBURSEMENTS                                    -      110,601        33,158     -       -              -       143,759

32. NET CASH FLOW                                          -     (110,582)      (17,416)    -       -              -      (127,998)

33. CASH- END OF MONTH                                     -            -     2,814,595     -       -              -     2,814,595

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 4

CASE NUMBER:  401-40789-BJH-11

                                                    SCHEDULED          MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT           Apr-02          MONTH            MONTH
-------------------------                            ------           ------          -----            -----
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +                                                            314,759
5.    Total Accounts Receivable                     17,545,859        314,759
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net) (Footnote)          17,545,859        314,759

AGING OF POST PETITION                                          MONTH:  April-02
TAXES AND PAYABLES                                                      --------

                                 0 - 30   31 - 60    61 - 90     91 +
TAXES PAYABLE                     DAYS      DAYS       DAYS      DAYS      TOTAL
-------------                     ----      ----       ----      ----      -----
1.    Federal
2.    State
3.    Local
4.    Other (See Below)          402,039                                 402,039
5.    Total Taxes Payable        402,039                                 402,039
6.    Accounts Payable                                                         0


STATUS OF POST PETITION TAXES                                   MONTH:  April-02
                                                                        --------


                                   BEGINNING TAX         AMOUNT WITHHELD                         ENDING TAX
FEDERAL                             LIABILITY *          AND/OR ACCRUED         (AMOUNT PAID)     LIABILITY
-------                             -----------          --------------         -------------     ---------
1.    Withholding **
2.    FICA - Employee **
3.    FICA - Employer **
4.    Unemployment
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes

STATE AND LOCAL

8.    Withholding
9.    Sales
10.   Excise
11.   Unemployment
12.   Real Property (Footnote)       402,039                                                        402,039
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local          402,039                                                        402,039
16.   Total Taxes                    402,039                                                        402,039


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 5

CASE NUMBER:  401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                             MONTH:   April-02
                                                                     ----------

BANK RECONCILIATIONS                            Account # 1     Account # 2
--------------------                            -----------     -----------
A.  BANK:                                                                               Other Accounts              TOTAL
B.  ACCOUNT NUMBER:                                                                     (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                        0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                            DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                PURCHASE      INSTRUMENT      PURCHASE PRICE           CURRENT VALUE
---------------------------                --------      ----------      --------------           -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                       0

CASH

12.  Currency On Hand                                                                                        0
13.  Total Cash - End of Month                                                                               0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:   KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 6

CASE NUMBER: 401-40789-BJH-11                            MONTH:   April-02
                                                                 ----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                    TYPE OF            AMOUNT            TOTAL PAID
            NAME                                    PAYMENT             PAID              TO DATE
            ----                                    -------             ----              -------
1.  Martin, Steve                                   Payroll                               99,229
2.  Martin, Steve                                  Exp. Reimb.                             1,390
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                                           100,619


                                  PROFESSIONALS

                                  DATE OF
                                 COURT ORDER                                                                           TOTAL
                                AUTHORIZING            AMOUNT                AMOUNT               TOTAL PAID         INCURRED
          NAME                     PAYMENT             APPROVED               PAID                  TO DATE          & UNPAID*
          ----                     -------             --------               ----                  -------          ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals

    *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                             SCHEDULED          AMOUNTS          TOTAL
                                              MONTHLY            PAID            UNPAID
                                              PAYMENTS          DURING            POST
    NAME OF CREDITOR                            DUE              MONTH          PETITION
    ----------------                            ---              -----          --------
1.  Bank of America                                                             13,768,129
2.  Leases Payable                                                                 None
3.
4.
5.  (Attach List)
6.  TOTAL                                                                       13,768,129


This form     does x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:           KEVCO DISTRIBUTION, LP                  ACCRUAL BASIS - 7

CASE NUMBER:         401-40789-BJH-11                        MONTH:   April-02
                                                                     ----------

QUESTIONNAIRE

                                                                                                                 YES          NO
                                                                                                                 ---          --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                     x

2.   Have any funds been disbursed from any account other than a debtor in possession account?                                 x

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                     x

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                            x

5.   Have any Post Petition Loans been received by the debtor from any party?                                                  x

6.   Are any Post Petition Payroll Taxes past due?                                                                             x

7.   Are any Post Petition State or Federal Income Taxes past due?                                                             x

8.   Are any Post Petition Real Estate Taxes past due?                                                                         x

9.   Are any other Post Petition Taxes past due?                                                                               x

10.  Are any amounts owed to Post Petition creditors delinquent?                                                               x

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                        x

12.  Are any wage payments past due?                                                                                           x


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(See Footnote)

INSURANCE

                                                                                                                   YES       NO
                                                                                                                   ---       --
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                  x

2. Are all premium payments paid current?                                                                           x

3. Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY                            CARRIER                   PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
--------------                            -------                   --------------         --------------------------
Property, Auto, General Liability         Aon Risk Services         3/1/02-9/1/02          Semi-Annual $98,598
D&O Liability                             Great American Insurance  11/1/2001-10/31/2004   Annual  $64,657

This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:    KEVCO DISTRIBUTION, LP

CASE NUMBER:  401-40789-BJH-11

                                                      MONTH:    April 30, 2002
                                                               ----------------


                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER          FOOTNOTE / EXPLANATION
------   -----------          ----------------------

1            1        Pursuant to the February 12, 2001 Order (1) Authorizing
3            1        Continued Use of Existing Forms and Records; (2)
                      Authorizing Maintenance of Existing Corporate Bank
                      Accounts and Cash Management System; and (3) Extending
                      Time to Comply with 11 U.S.C. Section 345 Investment
                      Guidelines, funds in the Bank of America and Key Bank
                      deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                      administered by, and held in the name of, Kevco Management
                      Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                      all cash receipts and disbursements flow through Kevco
                      Management's Bank of America DIP account. A schedule
                      allocating receipts and disbursements among Kevco, Inc.
                      and its subsidiaries is included in this report as a
                      Supplement to Accrual Basis -3.

1             4       As of July 2001, the remaining accounts receivable are for
4             7       commissions earned for the sale of consigned inventory.
                      Although collection is uncertain, Debtor will maintain
                      these receivables on the balance sheet until such time as
                      the likelihood of collection can be more accurately
                      determined.

1             5, 12   Pursuant to Asset Purchase Agreements approved by the
                      Court (see prior Monthly Operating Reports for
                      details), Debtor has sold most of its assets.

1             22      The Debtor records on its books accruals for certain
                      liabilities based on historical estimates. While known
                      creditors were listed on the Debtor's Schedules, the
                      estimated amounts were not. Accordingly, for purposes
                      of this report, the accrued liabilities are reflected
                      as post-petition "Accrued Liabilities."

1             15A     Intercompany receivables/payables are from/to
1             27A     co-debtors Kevco Management Co. (Case No.
7             3       401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
                      401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                      401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                      401-40787-BJH-11), Kevco GP, Inc. (Case No.
                      401-40786-BJH-11), Kevco Components, Inc. (Case No.
                      401-40790-BJH-11), and Kevco, Inc. (Case
                      No. 401-40783-BJH-11).


1             18      Property tax owing is an accrual only and not yet due.
4             12

1             24      The direct charges to equity are due to secured debt
1             32      reductions pursuant to sales of Kevco Manufacturing,
                      LP's operating divisions, the asset sale of the South
                      Region of Kevco Distribution, as well as direct cash
                      payments. The secured debt owed to Bank of America by
                      Kevco, Inc. (Case No. 401-40783-BJH) has been
                      guaranteed by all of its co-debtors (see Footnote
                      1,27A); therefore, the secured debt is reflected as a
                      liability on all of the Kevco entities. The charge to
                      equity is simply an adjustment to the balance sheet.

1             25      Pursuant to Order dated February 12, 2001 and
                      Supplemental Order dated March 14, 2001, debtors were
                      authorized to pay pre-petition salaries and wages up to
                      a maximum of $4,300 per employee. Debtors were also (a)
                      allowed to pay accrued vacation to terminated employees
                      and (b) permitted to continue allowing employees to use
                      vacation time as scheduled.
